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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 13, 2000
                                                         -----------------


                             USinternetworking, Inc.
                             -----------------------
                          (Exact Name of Registrant as
                              Specified in Charter)

                                      25737
                                      -----
                              (Commission File No.)

                                   52-2078325
                                   ----------
                                  (IRS Employer
                               Identification No.)

                                    Delaware
                                    --------
                          (State or Other Jurisdiction
                                of Incorporation)


                                  One USi Plaza
                         Annapolis, Maryland 21404-7478
                              (Address of Principal
                               Executive Offices)


                                 (410) 897-4400
                                 --------------
                             (Registrant's telephone
                          number, including area code)


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ITEM 5.       OTHER EVENTS


              On November 13, 2000 USinternetworking, Inc. ("the Company"), publicly disseminated a press release announcing that the Company had signed commitments for over $300 million in equity and commercial credit facilities from financial and strategic investors and lenders. Pursuant to a common stock purchase agreement, the Company may sell up to $140,000,000 of the Company's Common Stock, over a period of time not to exceed 28 months at a discount to the market price, to Aqua Wellington North American Equities Fund, Ltd. ("Aqua Wellington"). Pursuant to a second common stock purchase agreement, the Company will sell up to an aggregate of $50,000,000 of the Company's Common Stock to Microsoft Corporation. Pursuant to a third common stock purchase agreement, the Company will sell up to an aggregate of $70,000,000 of the Company's Common Stock to various venture capital firms and other investors.

              The foregoing description is qualified in its entirety by reference to the following documents, each of which is incorporated herein by reference: (i) the Common Stock Purchase Agreement, dated as of November 13, 2000, by and between the Company and Aqua Wellington, a copy of which is attached hereto as Exhibit 10.1; (ii) the Common Stock Purchase Agreement, dated as of November 13, 2000, by and between the Company and Microsoft Corporation, a copy of which is attached hereto as Exhibit 10.2; (iii) the Common Stock Purchase Agreement, dated as of November 13, 2000, by and among the Company and the Purchasers listed on Schedule 1 thereto, a copy of which is attached hereto as Exhibit 10.3; and (iv) the Registrant's Press Release dated November 13, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.       EXHIBITS

              (c)    Exhibits.

                     10.1 Common Stock Purchase Agreement, dated as of November 13, 2000, by and between the Company and Aqua Wellington.

                     10.2 Common Stock Purchase Agreement, dated as of November 13, 2000, by and among the Company and the Purchase listed on the Schedule 1 thereto and Schedule of Omitted Documents.

                     99.1   The Company's press release dated November 13, 2000.


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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


USinternetworking, Inc.



By:    /s/ WILLIAM T. PRICE
       ----------------------------
Name:  William T. Price
Title: Vice President, General Counsel & Secretary
                                           -


Date: November 22, 2000


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                                  EXHIBIT INDEX

*10.1 Common Stock Purchase Agreement, dated as of November 13, 2000, by and between the Company and Aqua Wellington.

*10.2 Common Stock Purchase Agreement, dated as of November 13, 2000, by and among the Company and the Purchasers listed on the Schedule 1 thereto and Schedule of Omitted Documents.

*99.1         Press release dated November 13, 2000.

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*      Filed herewith.